SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
In July 2025, we signed a $180.0 million term loan facility in respect of Flex Constellation (the "$180 Million Facility") with an international shipping bank. The $180 Million Facility has a 15.5 year tenor and an interest rate of SOFR plus a margin of 165 basis points. The repayment of the facility is based on a 25 year age adjusted repayment profile[1] for the first 7.5 years, and thereafter follows a 22 year profile until maturity, when the facility is fully repaid. In August 2025, we prepaid the full amount outstanding relevant to Flex Constellation, under the $320 Million Sale and Leaseback facility. The new facility is expected to be drawn down in September 2025.

In August 2025, we signed a sale and leaseback agreement with an Asian-based lease provider for the vessel, Flex Resolute. Under the terms of the agreement, the vessel will be sold for a consideration of $175.0 million, with a bareboat charter back of approximately 10 years. The lease is repaid on an age-adjusted repayment profile[1] of approximately 21 years. The Company has the first option to terminate the lease and repurchase the vessel at fixed price after approximately 7 years. The bareboat lease is comprised of a fixed interest element and a floating interest element based on Term SOFR, plus a margin. The Company will repay the full amount outstanding under the Flex Resolute $150 Million Facility. The new financing is expected to be completed in September 2025, subject to final documentation and customary closing conditions.

The Board of Directors has authorised a share repurchase program that allows the Company to repurchase up to $15 million of its outstanding shares listed on the NYSE and the OSE, which is valid through November 27, 2025. The manner, timing, pricing and amount of the repurchases under the program (if any) will be subject to the discretion of the Company and may be based upon a number of factors, including market conditions, and in accordance with applicable rules and regulations.

On August 19, 2025, the Company’s Board of Directors approved a cash dividend for the second quarter of 2025 of $0.75 per share. This dividend will be paid on or around September 18, 2025, to shareholders on record as of September 5, 2025. On the New York Stock Exchange, the ex-dividend date is September 5, 2025 and last day of trading right to receive distribution is September 4, 2025. On the Oslo Stock Exchange, the ex-dividend date is September 4, 2025 and the last day of trading right to receive distribution is September 3, 2025.

All declarations of dividends are subject to the determination and discretion of the Company’s Board of Directors based on its consideration of various factors, including the Company’s results of operations, financial condition, level of indebtedness, anticipated capital requirements, contractual restrictions, restrictions in its debt agreements, restrictions under applicable law, its business prospects and other factors that the Board of Directors may deem relevant.